EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the inclusion in the Prospectus constituting part of this Registration Statement on Form SB-2 (File No. 333-__________) of our report dated June 16, 2000 on our audits of the consolidated financial statements of ViaVid Broadcasting, Inc. and Subsidiary.


                                                     Davidson & Company (signed)
VANCOUVER, B.C.                                      CHARTERED ACCOUNTANTS
October 30, 2000